SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                             DWS Equity Income Fund

The following information replaces "The Fund's Main Investment Strategy" section of the prospectuses.

The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities. The fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Index (S&P 500).

Under normal circumstances, the fund invests at least 80% of its assets in dividend-paying equity securities. These include common stocks, preferred stocks, convertible securities and securities of real estate investment trusts. By investing a significant portion of the fund's assets in dividend-paying equity securities, the fund seeks to help investors take advantage of lower federal tax rates with respect to a portion of the dividend income generated by the fund. The fund is not managed for tax efficiency. The fund may also invest up to 20% of its assets in non-dividend paying equity securities and debt securities. Although the fund invests primarily in US issuers, it may invest up to 25% of its assets in foreign securities.


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OTHER INVESTMENTS Debt securities in which the fund may invest include those rated investment grade (i.e., BBB/Baa or above) and below investment grade high yield/high risk bonds. The fund may invest up to 15% of net assets in high yield/high risk bonds (i.e., rated BB/Ba and below). In addition, the fund may invest in affiliated mutual funds. The fund expects to make part or all of its investments in debt securities through investment in affiliated mutual funds. By investing in affiliated mutual funds, the fund will achieve greater diversification of its fixed income investments (by holding more securities of varying sizes and risks) than it could gain buying fixed income securities directly. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.



August 10, 2007
DEIF-3601

                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

The fund emphasizes a value-investing style focusing primarily on established companies that offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a security when the managers believe the income or growth potential of the security has changed, other investments offer better opportunities, or in the course of adjusting the emphasis on or within a given industry.

The disclosure relating to "Interest Rate Risk" and "Credit Risk" is hereby moved to the "Other Policies and Secondary Risks" section of the prospectuses.


The following information replaces "The portfolio managers" section of the prospectuses:

The following person handles the day-to-day management of the fund.

  David Hone, CFA
  Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
   o Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.
   o Prior to that, eight years of experience as an analyst for Chubb & Son.
   o Portfolio manager for Large Cap Value; Lead portfolio manager for US Equity Income Fund Strategy: New York.
   o Joined the fund in 2003.
   o BA, Villanova University.



               Please Retain This Supplement for Future Reference



August 10, 2007
DEIF-3601


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